Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into this 13th day of February, 2008, by and among Healthways, Inc. (formerly known as American Healthways, Inc.), a Delaware corporation (the “Corporation”), and Henry D. Herr (the “Colleague”).

RECITALS

WHEREAS, the Corporation and the Colleague are parties to that certain Employment Agreement, dated as of November 20, 2001, as amended (the “Agreement”);

WHEREAS, the Corporation and Colleague desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	Section IV of the Agreement is hereby deleted in its entirety and replaced with the following:

“For all duties rendered by the Colleague, the Company shall pay the Colleague $100,000 per year, payable in equal monthly installments. In addition, Colleague shall receive the equity compensation equivalent to and at the time awarded to the non-management directors of the Corporation. All compensation payable hereunder shall be subject to withholding for federal income taxes, FICA and all other applicable federal, state and local withholding requirements.”

2.	Except as amended by this Amendment, the Agreement shall remain in full force and effect.

3.	This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a complete document.
4.	Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

[Next page is signature page.]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

HEALTHWAYS, Inc. By: /s/ Ben R. Leedle Jr. Name: Ben R. Leedle, Jr. Title: President and Chief Executive Officer

HENRY D. HERR By: /s/ Henry D. Herr Name: Henry D. Herr Title:

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